- --------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 20, 1996


                               I.C.H. Corporation
             (Exact name of registrant as specified in its charter)


               Delaware                   1-7697             43-6069928

     (State or other jurisdiction      (Commission         (IRS Employer
           of incorporation)           File Number)      Identification No.)


         500 North Akard Street
           Dallas, Texas  75201                           75201
   (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (214) 954-7111

                                 Not Applicable
          (Former name or former address, if changed since last report)
- -------------------------------------------------------------------------------

Item 5.  Other Events.

     ICH Corporation, a Delaware corporation (the "Corporation") filed a voluntary petition with the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the "Bankruptcy Court") under Chapter 11 of the United States Bankruptcy Code (the "Code"), Case No. 395-36351-RCM-11, on October 10, 1995. The Corporation is required to file Monthly Operating Reports with the Bankruptcy Court and the United States Trustee pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 Cases. In connection therewith, attached hereto as exhibit 99 is the Monthly Operating Report for the Month Ending July 1996, filed with the Bankruptcy Court on August 20, 1996.

Item 7.  Financial Statements and Exhibits.

   (c)     Exhibits

99         Financial Report for July 1996.

                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         I.C.H. CORPORATION


Date:  September 4, 1996              By:/s/Susan A. Brown
                                         ---------------------------------------
                                         Susan A. Brown,  Chairman of the Board,
                                         Director,  Co-Chief  Executive Officer,
                                         Chief Financial Officer and Treasurer

                                Index to Exhibits



                                                                  Sequentially
                                                                    Numbered
Exhibit Number  Description                                          Pages

99              Monthly Operating Report for the Month Ending         45
                July 1996, filed with the United States Bankruptcy
                Court for the Northern District of Texas, Dallas
                Division, Case No. 395-36351-RCM-11.

CASE NAME: I.C.H. CORPORATION                                     ACCRUAL BASIS

CASE NUMBER: 395-36351-5CM-11                                          02/13/95

JUDGE: HON. ROBERT MCGUIRE




                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 DALLAS DIVISION

                            MONTHLY OPERATING REPORT

                            MONTH ENDING: JULY, 1996



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

                                           DIRECTOR, CHAIRMAN OF THE BOARD,
                                           CO-CHIEF EXECUTIVE OFFICER,
/s/SUSAN A. BROWN                          CHIEF FINANCIAL OFFICER AND TREASURER
- ---------------------------------------    ------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                 TITLE

SUSAN A. BROWN                                         08/20/96
- ---------------------------------------    ------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                        DATE



PREPARER:


                                           VICE PRESIDENT - FINANCIAL REPORTING
/s/DAVID A. COMMONS                        SOUTHWESTERN FINANCIAL SERVICES CORP.
- ---------------------------------------    ------------------------------------
ORIGINAL SIGNATURE OF PREPARER                           TITLE


DAVID A. COMMONS                                        08/20/96
- ---------------------------------------    ------------------------------------
PRINTED NAME OF PREPARER                                  DATE

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
July 31, 1996                                              ACCRUAL BASIS-1

COMPARATIVE BALANCE SHEET
                                                 Schedule       July 31         June 30
                                                 Reference      Balances        Balances

ASSETS
1. Unrestricted cash                                1.A              $8,545        $686,545
   Short-term investments                           1.B          90,173,926      90,092,078
2. Restricted cash & short-term investments         1.C         103,456,945     103,366,794
                                                               ------------    ------------
3. Total cash                                                   193,639,416     194,145,417

4. Accounts receivable                              4.A              63,187          29,059
   Federal income tax refund                        4.B             786,100         786,100
   Income tax recoverable from purchaser            4.C           7,848,517       7,848,517
6. Notes receivable                                 6.A          27,581,800      27,581,800
10.Investment real estate                           10.A          4,400,000       4,400,000
13.Due from insiders                                                  0               0
15.Investment in subsidiaries                       15.A        109,677,323     109,536,732
   Investment common stocks & bonds                 15.B         40,430,458      40,444,706
   Distribution & liquidation interest in CFSB Corp 15.C         18,000,000      18,000,000
   Tax indemnification                              15.D         24,600,000      24,600,000
   Other assets                                     15.E          1,694,716       1,459,702
                                                               ------------    ------------
           Total assets                                        $428,721,517    $428,832,033
                                                               ============    ============

POSTPETITION LIABILITIES
17.Accounts payable and accrued expenses            27.C            926,316       1,566,998
   Accrued interest                                 27.B             22,249          19,911
18.Taxes payable                                    25.A                 27              84
                                                               ------------    ------------
           Total postpetition liabilities                           948,592       1,586,993
                                                               ------------    ------------
PREPETITION LIABILITIES
24.Secured notes payable                            24.A         30,323,863      30,323,863
25.Accrued taxes                                    25.A         20,026,257      20,026,257
26.Unsecured notes payable                          26.A        372,162,000     372,162,000
27.Accrued interest                                 27.B         15,673,899      15,673,899
   Other liabilities                                27.C         18,108,349      18,551,153
                                                               ------------    ------------
           Total prepetition liabilities                        456,294,368     456,737,172
                                                               ------------    ------------
EQUITY
30.Prepetition owners' equity (deficit)                        (108,884,661)   (108,884,661)
31.Postpetition cumulative profit                                73,272,787      72,287,850
32.Change in unrealized gains                                     7,090,431       7,104,679
                                                               ------------    ------------
           Total equity                                         (28,521,443)    (29,492,132)
                                                               ------------    ------------
   TOTAL PREPETITION LIABILITIES, POSTPETITION
           LIABILITIES AND EQUITY                              $428,721,517    $428,832,033
                                                               ============    ============

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
July 31, 1996

CASH IN BANKS- UNRESTRICTED

                                                       July 31         June 30
Account Name                          Account No.

Bank of Louisville                    2449-393-8      $4,139.82       $4,139.82
Operating Account


Bank of Louisville                    2449-390-3      64,951.96       64,951.96
General Account


Bank One                              90484306         4,261.59        6,044.76
Custody Account


Bank One                              100171305      (77,416.38)     575,458.09
Operating Account


First Farmers                         70-007-419       1,039.22       17,959.05
Dining Room Account


First Farmers                         70-007-427      10,869.00       17,291.00
Pro Shop Account


Petty Cash @ Perry Park                                  700.00          700.00
                                                     ----------      ----------
   Total unrestricted cash in banks                   $8,545.21     $686,544.68
                                                     ==========     ===========

                                      SCHEDULE 1A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
July 31, 1996


SHORT TERM INVESTMENTS

                                              July 31           June 30

United States Treasury Bills
4.97% Due 08/01/96                          13,500,000.00     13,442,023.65

United States Treasury Bills
5.00% Due 08/15/96                          19,960,844.64     19,874,686.72

Bank of Louisville
Repurchase Agreement 4.80% Due 07/5/96               0.00         80,685.12

Bank of Louisville
Repurchase Agreement 4.80% Due 08/5/96          81,007.86              0.00

Bank One Texas
Time Deposit 5.625% Due 08/01/96             6,890,000.00              0.00

Bank One Texas
Time Deposit 5.5000% Due 07/01/96                    0.00      7,170,000.00

United States Treasury Bills
5.040% Due 08/29/96                         19,921,136.28     19,834,545.20

Unites States Treasury Bills
5.09% due 9/12/96                           24,850,654.38     24,741,562.61

United States Treasury Bills
5.06% Due 9/12/96                            4,970,282.84      4,948,574.34
                                           --------------    --------------
     Total short-term investments          $90,173,926.00    $90,092,077.64
                                           ==============    ==============

                                  SCHEDULE 1.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
July 31, 1996

RESTRICTED CASH AND SHORT TERM INVESTMENTS

Account Name                          Account No.              July 31           June 30

Latter & Blum Property                0005-65040                $31,633.79        $31,633.79
Management, Inc.
As Agent of Republic Tower
Rental Trust Account

ICH & CFC (1)                         40 75k012013                  365.90          1,180.60
Tax Ind Escrow                        40 75k012005
Purchase Price Escrow

Texas Commerce Bank (2)               088-05177043                1,597.22          1,612.50
Upfront Buyer Expenses

Texas Commerce Bank (2)               088-05177035                2,197.46          2,210.16
Expense Collateral Account

Texas Commerce Bank (2)               088-05176995                5,777.78          5,777.78
Termination Collateral Account

ICH & Southwest Financial Corp.(3)    3855124256                  1,334.48              0.00
Escrow Account

United States Treasury Bills(1)
5.095% due 9/19/96                                              109,232.61        367,781.57

Fidelity Institutional Cash
Due 12/31/96 at Maturity                                        144,334.72        144,334.72

United States Treasury Bills(3)
4.86% Due 7/5/96                                            103,160,470.90    102,812,263.18
                                                           ---------------   ---------------
   Total restricted cash and short term investments        $103,456,944.86   $103,366,794.30
                                                           ===============   ===============

(1) Escrows established related to sale of Integrity National Life Insurance Company to Citizens Financial Corporation. $250,000 purchase price escrow released in July.

(2)  Escrows established related to proposed sale to Shinnecock Holdings Inc.

(3)  Escrows established related to sale to Southwestern Financial Corp.

                                  SCHEDULE 1.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
July 31, 1996


ACCOUNTS RECEIVABLE
                                                  July 31           June 30

Perry Park:
    Maintenance Fees Receivable                 $141,463.75       $139,958.77

    Water/Sewer Accounts Receivable                    0.00          1,484.65

    Allowance for doubtful accounts             (130,000.00)      (130,000.00)
                                                -----------       -----------
                                                  11,463.75         11,443.42

Other - Due from FMI                                   0.00          3,210.69

Other - Due from BML                              17,243.19              0.00

Other - Due from SWFS                             20,075.33              0.00


HM/Jackson Products, L.P.                         14,405.02         14,405.02
                                                -----------       -----------
   Total                                         $63,187.29        $29,059.13
                                                ===========       ===========

                                  SCHEDULE 4.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
July 31, 1996

FEDERAL INCOME TAX REFUND DUE
                                                July 31           June 30

1993 Form 1120X Refund                        $786,100.00       $786,100.00
                                              ===========       ===========

                                  SCHEDULE 4.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
July 31, 1996

FEDERAL INCOME TAX RECOVERABLE FROM PURCHASER ON SALE OF SUBSIDIARIES

                                                               July 31           June 30

Due from Southwestern Financial Corporation for
     income tax settlement from sale of Southwestern Life,
     Union Bankers, Constitution and Marquette               $7,848,517.00     $7,848,517.00
                                                             =============     =============

                                  SCHEDULE 4.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
July 31, 1996

NOTES RECEIVABLE
                                                July 31           June 30

Victor Sayyah
Citibank Prime + 0.5% Due 10/15/2001         $27,000,000.00    $27,000,000.00


Ballard Texas Properties (1)
8.0% Due 10/31/02                                581,800.00        581,800.00
                                             --------------    --------------
   Total notes receivable                    $27,581,800.00    $27,581,800.00
                                             ==============    ==============


NOTES

(1)  Promissory note secured by Las Villas Apts. Houston, Texas

                                  SCHEDULE 6.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
July 31, 1996

INVESTMENT REAL ESTATE
                                                  July 31           June 30
DESCRIPTION
Perry Park                                      $4,634,116.10     $4,634,116.10
   Allowance for loss on Perry Park             (3,049,462.30)    (3,049,462.30)

Republic Tower - Office Bldg                     2,000,000.00      2,000,000.00

Baton Rouge, Louisiana - Land                    1,125,000.00      1,125,000.00
   Allowance for loss on land                     (640,000.00)      (640,000.00)

Ponderosa Inn, Burley ID - Golf Course             844,599.55        844,599.55

Deltona Lakes, Florida - Land                        1,213.00          1,213.00

Additional Allowance for Loss (Unallocated)       (515,466.35)      (515,466.35)
                                                -------------     -------------
   Total investment real estate                 $4,400,000.00     $4,400,000.00
                                                =============     =============

                                  SCHEDULE 10.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
July 31, 1996

INVESTMENT IN SUBSIDIARIES

                                               July 31           June 30
   SWL Holding Corporation                           $0.00             $0.00
   Care Financial Corporation                99,371,101.00     99,371,101.00
   SLC Financial Services                       252,536.00        240,541.00
   Facilities Management Installation         9,416,465.00      9,364,344.00
   BML Agency                                   637,220.73        560,746.41
                                           ---------------   ---------------
     Investment in Affiliates              $109,677,322.73   $109,536,732.41
                                           ===============   ===============


NOTES:

(a) Bankers Multiple Line Insurance Company ("BML"), a wholly-owned subsidiary of Care Financial Corporation, sold Modern American Life Insurance Company and Western Pioneer Life Insurance Company as of June 28, 1996. Net proceeds to BML of the sale of Modern American and Western Pioneer were approximately $27 million, including certain real estate and mineral interests valued at $11 million distributed to BML by Modern American and Western Pioneer in connection with the sale. BML also received an assignment of any federal income tax refunds payable to Modern American for periods prior to January 1, 1996.


     In addition, BML sold Philadelpia American Life Insurance Company. BML utilized approximately $6 million of the proceeds from the sale to purchase certain securities, real estate, limited partnership interests and reinsurance receivables from Philadelphia American at the closing, as required under the purchase agreement. ICH estimates the net proceeds from the sale of Philadelphia American, the liquidation of the securities, real estate, limited partnership interests, and the settlement of reinsurance receivables assigned to BML by Philadelphia American will total approximately $11 million.

                                  SCHEDULE 15.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
July 31, 1996

INVESTMENT IN COMMON STOCKS AND BOND

                                        NUMBER
                                      OF SHARES             July 31           June 30
Common Stocks (at market value):
  Commonwealth Industries                   200               $200.00           $200.00
  Churchill Downs                        10,000            352,500.00        360,000.00
  XRC Corp.                               5,595                559.50            559.50

  National Energy Group, Inc.               730              2,782.76          2,555.00
  Ky Central Life Insurance Co.             463                 46.30             46.30
  Ky Investors                              300              3,993.90          3,975.00

  Worthington Industries                  3,667             69,673.00         76,548.63
  IMO Industries                              2                 11.00             11.50
  Transamerica Title                         10                691.25            810.00
                                                       --------------    --------------
   Total common stocks                                    $430,457.71       $444,705.93
                                                       ==============    ==============

Change between periods represents change in unrealized    ($14,248.22)
                                                       ==============
Bonds - Unaffiliated:
Southwestern Financial Corp.
7.0% Due 12/15/2005                                     40,000,000.00     40,000,000.00
                                                       --------------    --------------
   Total Common Stocks & Bonds                         $40,430,457.71    $40,444,705.93
                                                       ==============    ==============


                                  SCHEDULE 15.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
July 31, 1996

DISTRIBUTION AND LIQUIDATION INTEREST IN CFSB CORPORATION

                                                  July 31           June 30
Distribution and liquidation interest in
        CFSB Corporation (Estimated)           $18,000,000.00    $18,000,000.00
                                               ==============    ==============


NOTE:

Letter Agreement dated March 29, 1993, from Consolidated  National  Corporation,
(CNC) to ICH conveying to ICH, and agreeing that ICH has a 27.7% share in, and is entitled to receive 27.7% of, all economic benefits that CNC actually receives pursuant to that certain Agreement dated January 25, 1993 between CNC, James M. Fail and CFSB Corporation.

                                  SCHEDULE 15.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
July 31, 1996

TAX INDEMNIFICATION

                                                July 31           June 30

Tenneco Indemnification                      $24,600,000.00    $24,600,000.00
                                             ==============    ==============

NOTE:

ICH has accrued $24,600,000 representing estimated amounts recoverable from Tenneco under the Tax Indemnification provision of the 1986 Stock Purchase Agreement between ICH Corporation and Tenneco, Inc. Actual amount owing under such indemnification provision may be more or less.

                                  SCHEDULE 15.D

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
July 31, 1996


OTHER ASSETS
                                                   July 31           June 30

Accrued Interest on Short Term Investments         $1,368.19         $3,565.96

Accrued Interest on Bonds-Unaffiliated            357,777.78        124,444.44

Accrued Stock Dividend                                  0.00              0.00

Accrued Interest on Notes Receivable            1,335,570.50      1,331,691.83
                                               -------------     -------------
   Total other assets                          $1,694,716.47     $1,459,702.23
                                               =============     =============

                                  SCHEDULE 15.E

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
July 31, 1996

SECURED NOTES PAYABLE


                                            July 31            June 30
Victor Sayyah                           $30,000,000.00 (1) $30,000,000.00
c/o Lord, Bissell & Brook
James R. Wimmer
115 South La Salle Street
Chicago, IL  60603

Ozark National Life Insurance Co.           323,863.22 (2)     323,863.22
500 East 9th
Kansas City  MO  64106
                                        --------------     --------------
                                        $30,323,863.22     $30,323,863.22
                                        ==============     ==============


NOTES:
(1) Secured by note receivable of $27,000,000.
    Unsecured in amount of $ 3,000,000.
    See Schedule  6.A

(2) Dated 6-2-78  Mortgage
    Unplatted property situated in Glenwood Hall & Country Club, also known as Perry Park Resort, Owenton County Recorded in Book 75 page 576, dated 9-28-71


                                  SCHEDULE 24.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
July 31, 1996

ACCRUED TAXES

                                                               July 31           June 30
   Prepetition:
Commonwealth of Kentucky              1989-1992 State Income $2,310,000.00     $2,310,000.00
Revenue Cabinet                       Tax Audit
Frankfort, KY  40619

Intercompany payable per tax sharing agreement & other        6,616,257.00      6,616,257.00

Reserve for Federal Income Tax Audit                         11,100,000.00     11,100,000.00
                                                            --------------    --------------
     Total prepetition accrued taxes                        $20,026,257.00    $20,026,257.00
                                                            ==============    ==============
   Postpetition:
Commonwealth of Kentucky              07/01/96 thru 07/31/96         26.92             84.15
Revenue Cabinet                       Sales & Use Tax
Frankfort, KY  40619
                                                            --------------    --------------
     Total postpetition accrued taxes                               $26.92            $84.15
                                                            ==============    ==============


                                  SCHEDULE 25.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
July 31, 1996

UNSECURED NOTES PAYABLE
                                              July 31           June 30

Tenneco Inc.                               $21,900,000.00    $21,900,000.00
9.50% Note Due 12/31/96

Note due 1997, interest at prime
Castle settlement                            3,000,000.00      3,000,000.00

Bank of Louisville
11 1/4% Subordinated Notes Due 1996        256,101,000.00    256,101,000.00

Bank of Louisville
11 1/4% Subordinated Notes Due 2003         91,161,000.00     91,161,000.00
                                          ---------------   ---------------
                                          $372,162,000.00   $372,162,000.00
                                          ===============   ===============


     Total unsecured notes payable

                                  SCHEDULE 26.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
July 31, 1996

ACCRUED INTEREST
                                              July 31           June 30
   Prepetition:
Accrued Interest on Secured Debt             1,584,770.86      1,584,770.86


Accrued Interest on Unsecured Debt          14,089,128.15     14,089,128.15
                                           --------------    --------------
   Total prepetition accrued interest      $15,673,899.01    $15,673,899.01
                                           ==============    ==============


NOTE:

Interest is accrued only through October 10, 1995, the date company filed for bankruptcy.


   Postpetition:

Accrued Interest on Secured Debt (Ozark)        22,248.96         19,910.93
                                           --------------    --------------
   Total postpetition accrued interest         $22,248.96        $19,910.93
                                           ==============    ==============


                                  SCHEDULE 27.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
July 31, 1996

OTHER LIABILITIES
                                                     July 31           June 30
PREPETITION:
Fractional Shares Payable @
Bank of Louisville                                 $181,198.61       $181,198.61
P.O. Box 1101
Louisville, KY  40201-1101

Common Stock Dividend Payable @
Bank of Louisville                                  201,453.80        201,453.80
P.O. Box 1101
Louisville, KY  40201-1101

Preferred Dividend Payable @
Bank of Louisville                                   81,166.40         81,166.40
P.O. Box 1101
Louisville, KY  40201-1101

Bank of Louisville
Escrow Fund Acct #6063                                    0.00        442,803.60
P.O. Box 1101
Louisville, KY  40201-1101

Facilities Management Installation
Inter-company account payable                     6,304,530.11      6,304,530.11

Retired Employee Liability                        5,565,000.00      5,565,000.00

Robert T. Shaw & C. Fred Rice (a)
Independent Contractor and Services Agreement
Dated February 11, 1994                           5,775,000.00      5,775,000.00
                                                --------------    --------------
   Total of prepetition liabilities             $18,108,348.92    $18,551,152.52
                                                ==============    ==============

Postpetition:
Due Bankers Multiple Line                                $0.00       $393,688.32
Due Facilities Management                            15,226.31              0.00
Real Estate Expense Accrual                             668.76            668.76
Due Southwestern Financial Services                  82,500.00          5,643.00
General Expense Accrual                             827,919.75      1,166,997.30
                                                --------------    --------------
   Total of postpetition liabilities               $926,314.82     $1,566,997.38
                                                ==============    ==============

Note:

(a) Independent Services Contracts between the debtor and Bob Shaw and the debtor and Fred Rice were terminated as of the petition date. The amount shown represents the total remaining amount due under the contracts. The allowable amount of the claim has not been determined by the Bankruptcy Court.


                                  SCHEDULE 27.C

I.C.H. Corporation

Monthly Operating Report
July 31, 1996                                              ACCRUAL BASIS-2

INCOME STATEMENT
                                                Schedule     Month only   Period  to date
                                                Reference     Balance      From 12/31/95
REVENUES:
   Interest income                                             $984,378      $6,666,406
   Perry Park revenues                                           84,817         325,456
   Realized capital gains(losses)               1.A                (734)       (654,502)
   Other income                                 1.B               1,070          12,997
                                                           ------------    ------------
   Total revenues                                             1,069,531       6,350,357
                                                           ------------    ------------
EXPENSES:
9. Directors fees                               9                 4,000          32,250
11.General and administrative                                   256,835       1,462,608
                                                           ------------    ------------
                                                                260,835       1,494,858
                                                           ------------    ------------
15.Income before non-operating income and expenses              808,696       4,855,499
                                                           ------------    ------------
OTHER INCOME AND EXPENSES:

16.Equity in earnings (losses) of subsidiaries  16.A            140,590      (1,185,738)
18.Gain (loss) on sale of subsidiary            16.B             72,625          72,625
19.Miscellaneous income (expense):
       Write-off prepetition liability related to
         BOL terminated escrow agreement                        442,803         442,803
20.Interest expense                             18               (2,338)        (21,530)
                                                           ------------    ------------
   Net other income (expenses)                                  653,680        (691,840)
                                                           ------------    ------------
REORGANIZATION EXPENSES:

23.Professional fees                            23              466,571       2,466,969
24.U.S. Trustee fees                            24                4,250          24,750
                                                           ------------    ------------
                                                                470,821       2,491,719
                                                           ------------    ------------
27.Tax expense (benefit)                        27                6,618      (3,737,718)
                                                           ------------    ------------
   Net income (loss)                                            984,937       5,409,658
   Change in unrealized                                         (14,248)      7,106,905
   Net equity (deficit) at beginning of period              (29,492,132)    (41,038,006)
                                                           ------------    ------------
   Net equity (deficit)  at end of period                  ($28,521,443)   ($28,521,443)
                                                           ============    ============

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
July 31, 1996

REALIZED CAPITAL GAINS(LOSSES):
                                            Month only     Period  to date
                                             Balance        From 12/31/95

Writedown of real estate and equipment             $0.00      ($653,731.00)
Sale of short term investments                   (734.13)          (770.92)
                                                --------      ------------
                                                ($734.13)     ($654,501.92)
                                                ========      ============


                                  SCHEDULE 1.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
July 31, 1996

OTHER INCOME
                                              Month only     Period  to date
                                               Balance        From 12/31/95

Commission income                                $1,069.79        $12,065.85
Miscellaneous income                                  0.00            930.74
                                                 ---------        ----------
                                                 $1,069.79        $12,996.59
                                                 =========        ==========

                                  SCHEDULE 1.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
July 31, 1996

DIRECTORS FEES
                                       Month only     Period  to date
                                        Balance        From 12/31/95

Stanley Stegner                           $2,000.00        $15,000.00
Keith Tucker                                   0.00          2,250.00
Vernon Zimmerman                           2,000.00         15,000.00
                                          ---------        ----------
                                          $4,000.00        $32,250.00
                                          =========        ==========

                                   SCHEDULE 9

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
July 31, 1996

EQUITY IN EARNINGS (LOSSES) OF SUBSIDIARIES
                                                Month only     Period  to date
                                                 Balance        From 12/31/95

Care Financial Corp                                     0.00      ($696,604.00)
SLC Financial Services                             11,995.00         25,536.00
Facilities Management Installation, Inc.           52,121.00       (591,144.00)
BML Agency                                         76,474.32         76,474.32
                                                 -----------    --------------
                                                 $140,590.32    ($1,185,737.68)
                                                 ===========    ==============


NOTE:

Equity in earnings is calculated on a monthly basis only for FMI.

                                  SCHEDULE 16.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
July 31, 1996

GAINS (LOSSES) ON SALES OF SUBSIDIARIES
                                                            Month only     Period  to date
                                                             Balance        From 12/31/95

Adjusted Capital & Surplus settlement related to sale of
   Integrity National Life                                    $72,625.00        $72,625.00
                                                               ---------         ---------
                                                               72,625.00         72,625.00
                                                               =========         =========

                                  SCHEDULE 16.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
July 31, 1996

INTEREST EXPENSE

                                        Month only     Period  to date
                                         Balance        From 12/31/95


Ozark National Life                        $2,338.03        $21,529.78
                                           ---------        ----------
                                           $2,338.03        $21,529.78
                                           =========        ==========

                                   SCHEDULE 18

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
July 31, 1996

PROFESSIONAL FEES
                                               Month only     Period  to date
                                                Balance        From 12/31/95
Paid & Accrued Postpetition:
Paid during period:
   Coopers & Lybrand                              $8,823.40       $138,413.97
   Winstead, Sechrest & Minick                   217,210.57        631,782.42
   Donaldson, Lufkin & Jenrette                        0.00        228,886.04
   Rodney D. Moore                                     0.00        102,764.85
   Houlihan Lokey Howard & Zukin                 220,958.30        550,891.74
   Gibson, Dunn & Crutcher                        60,944.57        401,390.82
   Pryor, Cashman                                191,936.20        191,936.20
   Southwest Securities                           86,883.88         86,883.88
   Lightfoot                                      18,891.87         18,891.87
                                                -----------     -------------
           Total paid for period                 805,648.79      2,351,841.79
Change in accrual                               (339,077.55)       115,127.29
                                                -----------     -------------
   Total reorganization professional fees       $466,571.24     $2,466,969.08
                                                ===========     =============

                                   SCHEDULE 23

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
July 31, 1996

U.S. TRUSTEE FEES

                                          Month only     Period  to date
                                           Balance        From 12/31/95

ICH Corporation                              $3,750.00        $13,750.00
CARE Financial Corp                            $250.00         $5,500.00
SWL Holding Corp                               $250.00         $5,500.00
                                             ---------        ----------
Total                                        $4,250.00        $24,750.00
                                             =========        ==========

                                   SCHEDULE 24

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
July 31, 1996

TAXES

                                           Month only     Period  to date
                                            Balance        From 12/31/95

Franchise taxes                             ($18,417.00)       $88,192.26
State (KY) income tax                         18,417.00         29,628.37
Sales taxes                                      221.53          5,192.81
Other taxes                                    6,396.71         33,147.81
Current F.I.T. Provision (Benefit)                 0.00     (3,893,879.00)
                                            -----------    --------------
Total                                         $6,618.24    ($3,737,717.75)
                                            ===========    ==============

                                   SCHEDULE 27

I.C.H. Corporation
Case No.   395-36351-RCM-11                                ACCRUAL BASIS-3
Monthly Operating Report
July 31, 1996

CASH RECEIPTS AND DISBURSEMENTS

Cash at beginning of month                                          $194,145,417

Receipts from operations:
   Interest received                                    749,363
   Perry Park revenues                                   84,817
   Other                                                    336
                                                      ---------
Non-operating receipts:                                 834,516

   Adjusted Capital & Surplus settlement on sale of
      Integrity National Life                            72,625
                                                              0
                                                      ---------
   Total cash received                                  907,141          907,141
                                                      ---------     ------------
   Total cash available                                              195,052,558

Cash disbursed for operations:
   General expenses                                     592,625
   Taxes                                                  6,618

   Directors fees (see schedule at Accrual Basis-6)       4,000
                                                      ---------
                                                        603,243
Non-operating disbursements:

   NONE                                                       0

Cash disbursed for reorganization costs:

   Professional fees
       See schedule at Accrual Basis-6.                 805,649
   U.S. Trustee Fees                                      4,250
                                                      ---------
   Total cash disbursed                               1,413,142        1,413,142
                                                      ---------     ------------

Cash at end of month                                                $193,639,416
                                                                    ============

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
July 31, 1996


ACCRUAL BASIS-4


ACCOUNTS RECEIVABLE

Due to nature of its business as an insurance holding company, ICH's receivables are not significant (See asset schedule 4.A) and no attempts are made to age them.


POSTPETITION TAXES

All taxes were paid current with the filing and postpetition filings and payments continue to be made in the normal course of business.

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
July 31, 1996

ACCRUAL BASIS-6

PAYMENTS TO INSIDERS:
Directors Fees:

   Stanley Stegner                                               $2,000.00
   Vernon Zimmerman                                               2,000.00
                                                               -----------
                                                                 $4,000.00
                                                               ===========
Payments to affiliates:

   Facilities Management Installation                          $163,056.96
      Settle-up from INL-Citizen National

NOTE:

Executive officers' salaries are paid by Facilities Management Installation, Inc. (FMI). See FMI's schedule of payments to insiders at FMI Accrual-6.


PAYMENTS TO PROFESSIONALS:

Related to reorganization:
   Winstead, Sechrest & Minick                                 $217,210.57
   Coopers & Lybrand                                              8,823.40
   Houlihan, Lokey, Howard & Zukin                              220,958.30
   Gibson, Dunn & Crutcher                                       60,944.57
   Pryor, Cashman                                               191,936.20
   Southwest Securities                                          86,883.88
   Lightfoot                                                     18,891.87
                                                               -----------
   Total reorganization professional fees                      $805,648.79
                                                               ===========

SECURED NOTES, LEASES AND ADEQUATE PROTECTION PAYMENTS:

All lease and insurance payments were current as of date of filing and have continued to be paid in postpetition period in normal course of business. Two notes that are secured by real property are paid annually.

CASE NAME: I.C.H. CORPORATION                                     ACCRUAL BASIS

CASE NUMBER: 395-36351-5CM-11                                          02/13/95

                                                     MONTH:      JULY 1996


QUESTIONNAIRE                                                      YES      NO


1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
       THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                 X
2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
       OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                  X (1)
3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES OR
       LOANS) DUE FROM RELATED PARTIES                             X
4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
       THIS REPORTING PERIOD?                                               X
5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
       DEBTOR FROM ANY PARTY?                                               X
6.     ARE ANY POST PETITION PAYROLL TAXES PAST DUE?                        X
7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
       PAST DUE?                                                            X
8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                     X
9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                           X
10.    ARE ANY AMOUNT SOWED TO POSTPETITION CREDITORS
       DELINQUENT?                                                          X
11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
       REPORTING PERIOD?                                                    X
12.    ARE ANY WAGE PAYMENTS PAST DUE?                                      X

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES" PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
(1) Pursuant to Approved Cash Management Motion.

INSURANCE                                                          YES      NO

1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND
       OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?               X
2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT                        X
3.     PLEASE ITEMIZE POLICIES BELOW.

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO." OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD. PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
     Copies of first page of policies were previously provided; coverage remains in effect; all payments are current.

                              INSTALLMENT PAYMENTS


TYPE OF   PAYMENT AMOUNT &
POLICY        CARRIER          PERIOD COVERED      FREQUENCY

- ------        -------          --------------      ---------

- ------        -------          --------------      ---------

- ------        -------          --------------      ---------

- ------        -------          --------------      ---------